SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant To Section 14(a) Of
                    The Securities Exchange Act Of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[_]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-12

                         ICN Pharmaceuticals, Inc.
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              (Name of Registrant as Specified in its Charter)

                                    N/A
          --------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Following is the text of a press release issued by ICN Pharmaceuticals,
Inc. on May 6, 2002:

Media:                                       Investors:
-----                                        ---------
Alan Charles                                 Joe Schepers
714-545-0100 ext. 3013                       212-754-4422



           ICN PHARMACEUTICALS ANNOUNCES LAUNCH OF PROXY WEBSITE

Costa Mesa, Calif., May 6, 2002 -- ICN Pharmaceuticals, Inc. (NYSE: ICN) announced today the launch of its Proxy Website in order to permit stockholders of ICN and other interested parties to obtain access to materials relevant to ICN's upcoming annual meeting and to facilitate stockholder communication with ICN.

The Proxy Website can be accessed through ICN's website at www.icnpharm.com by clicking on the hyperlink labeled "Learn more about ICN's Annual Meeting" on the left side of the homepage. In addition, the Proxy Website can be accessed at www.icnproxy.com and www.icnannualmeeting.com.

A synopsis of ICN's proven successful track record is provided in the link entitled "Why Support ICN's management". Brief background information provided in the "Take a Look at the ICN Board Slate" link highlights the accomplished ICN recommended nominees and their qualifications. The third link, "How ICN Increases Shareholder Value", illustrates ICN's on-going commitment to unlocking maximum shareholder value through optimal valuation.

ICN, headquartered in Costa Mesa, California, is an innovative research-based company. Its therapeutic focus is in anti-infectives, including anti-virals, dermatology and oncology. Ribavirin, Levovirin(TM) and Viramidine(TM) were discovered in ICN laboratories.

Additional information is also available on the Company's website at http://www.icnpharm.com.

THE 'SAFE HARBOR' STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. This press release contains forward-looking statements that involve risks and uncertainties, including but not limited to, the company's ability to complete its restructuring plan according to stated timeframes, projections for future sales, operating income, returns on invested assets, regulatory approval processes, and other risks detailed from time to time in the Company's Securities and Exchange Commission filings.